Exhibit 32.2

BLUELINX HOLDINGS INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of BlueLinx Holdings Inc. (the “Company”) on Form 10-K for the year ending December 31, 2011, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, H. Douglas Goforth, Chief Financial Officer and Treasurer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 27, 2012	By:	/s/ H. Douglas Goforth
H. Douglas Goforth
Senior Vice President, Chief Financial Officer and Treasurer